                                                             EXHIBIT 99 (A)(2)


                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                         MDL INFORMATION SYSTEMS, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 28, 1997
                                      AT

                         GOLDEN GATE ACQUISITION CORP.

                    AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                             ELSEVIER SCIENCE INC.
                    AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                           REED INTERNATIONAL P.L.C.
                                      AND
                                  ELSEVIER NV


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK TIME,
          ON THURSDAY, APRIL 24, 1997, UNLESS THE OFFER IS EXTENDED.

                       THE DEPOSITARY FOR THE OFFER IS:

                                CITIBANK, N.A.

         By Mail:           By Overnight Carrier:             By Hand:



      Citibank, N.A.            Citibank, N.A.             Citibank, N.A.
    c/o Citicorp Data         c/o Citicorp Data        Corporate Trust Window
    Distribution, Inc.        Distribution, Inc.        111 Wall Street, 5th
      P.O. Box 7072            404 Sette Drive                 Floor
    Paramus, NJ 07653         Paramus, NJ 07652          New York, NY 10043

                     Facsimile for Eligible Institutions:

                                (201) 262-3240

                           To confirm by telephone:

                                (800) 422-2066

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                   APPEAR(S) ON                     SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
              SHARE CERTIFICATE(S))                   (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------
                                                                TOTAL NUMBER OF
                                                      SHARE     SHARES EVIDENCED
                                                   CERTIFICATE      BY SHARE     NUMBER OF SHARES
                                                    NUMBER(S)   CERTIFICATE(S)*     TENDERED**
                                       ----------------------------------------------------------
                                       ----------------------------------------------------------
                                       ----------------------------------------------------------
                                       ----------------------------------------------------------
                                       ----------------------------------------------------------
                                                   TOTAL SHARES
-------------------------------------------------------------------------------------------------

  * Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

  This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. See Instruction 2.

  Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
  DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________

Check Box of Applicable Book-Entry Transfer Facility:
(check one)

[_] DTC   [_] PDTC

Account Number ________________________________________________________________

Transaction Code Number _______________________________________________________

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
  DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _______________________________________________

Window Ticket No. (if any) ____________________________________________________

Date of Execution of Notice of Guaranteed Delivery ____________________________

Name of Institution which Guaranteed Delivery _________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
           PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF
                             TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Golden Gate Acquisition Corp., a Delaware corporation ("Purchaser"), a direct wholly owned subsidiary of Elsevier Science Inc., a New York corporation, and an indirect wholly owned subsidiary of (i) Reed International P.L.C., a corporation organized under the laws of England ("PLC") and (ii) Elsevier NV, a corporation organized under the laws of The Netherlands ("NV"), the above-described shares of common stock, par value $.01 per share (the "Shares"), of MDL Information Systems, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all Shares at $32 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 28, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or, from time to time, in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after March 23, 1997 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Henry Horbaczewski and Mark Seeley, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6, AND 7)          (INSTRUCTIONS 1, 5, 6, AND 7)


 To be completed ONLY If the check        To be completed ONLY If the check
 for the purchase price of Shares or      for the purchase price of Shares
 Share Certificates evidencing            purchased or Share Certificates
 Shares not tendered or not purchase      evidencing Shares not tendered or
 to be issued in the name of someone      not purchased are to be mailed to
 other than the undersigned, or if        someone other than the undersigned,
 Shares tendered hereby and               or to the undersigned at an address
 delivered by book-entry transfer         other than that shown under
 which are not purchased are to be        "Description of Shares Tendered."
 returned by credit to an account at
 one of the Book-Entry Transfer
 Facilities other than that
 designated above.

                                          Mail  [_] Check  [_] Share
                                          Certificate(s) to:
                                          Name: ______________________________

                                                     (PLEASE PRINT)
 Issue  [_] Check  [_] Share              Address: ___________________________
 Certificate(s) to:                                    (ZIP CODE)
 Name: ______________________________     ____________________________________
            (PLEASE PRINT)                 Taxpayer Identification or Social
 Address: ___________________________               Security Number
              (ZIP CODE)                  (see substitute Form W-9 on reverse
 ____________________________________                    side)
  Taxpayer Identification or Social
           Security Number
 (see substitute Form W-9 on reverse
                side)

 [_] Credit shares delivered by
   book-entry transfer and not
   purchased to the account set
   forth below:

 Check appropriate box:

 [_] DTC  [_] PDTC
 Account Number: ____________________

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                    ________________________________________
                    ________________________________________
                          (SIGNATURE(S) OR HOLDER(S))
 Dated: _________________________________________________________________, 1997

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).
 Name(s): _____________________________________________________________________
 ______________________________________________________________________________
                                 (PLEASE PRINT)
 Capacity (full title): _______________________________________________________
 Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)
 Area Code and Telephone No.: _________________________________________________

 Tax Identification or Social Security No.: ___________________________________
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURES(S)
                           (SEE INSTRUCTION 1 AND 5)

 Authorized Signature: ________________________________________________________
 Name: ________________________________________________________________________
                                 (PLEASE PRINT)
 Title: _______________________________________________________________________
 Name of Firm: ________________________________________________________________
 Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)
 Area Code and Telephone Number: ______________________________________________
 Date: ________________________________________________________________________

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in
Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure:
(i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three National Association of Securities Dealers Automated Quotation--National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in
Section 3 of the Offer to Purchase.

  The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

  If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

  8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below or to the Dealer Manager at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  9. SUBSTITUTE FORM W-9. Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

  See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.


                                PAYER'S NAME:
-------------------------------------------------------------------------------
                       PART I--Taxpayer
 SUBSTITUTE            Identification Number--For     ________________________
 FORM W-9              all accounts, enter             Social Security Number
 DEPARTMENT OF         taxpayer identification         OR _____________________
 THE TREASURY          number in the box at right.     Employer Identification
 INTERNAL REVENUE      (For most individuals, this     Number
 SERVICE               is your social security         (If awaiting TIN write
 PAYER'S REQUEST FOR   number. If you do not have           "Applied For")
 TAXPAYER              a number, see Obtaining a
 IDENTIFICATION        Number in the enclosed
 NUMBER (TIN)          Guidelines.) Certify by
                       signing and dating below.
                       NOTE:  If the account is
                       in more than one name, see
                       the chart in the enlosed
                       Guidelines to determine
                       which number to give the
                       payer.






-------------------------------------------------------------------------------
                       PART II--For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------
 SIGNATURE _________________________________________________________ DATE , 199

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF, PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                    The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.
                               156 Fifth Avenue
                              New York, NY 10010
                         (212) 929-5500 (call collect)
                                      or
                         CALL TOLL FREE (800) 322-2885

                     The Dealer Manager for the Offer is:

                                Lehman Brothers
                           3 World Financial Center
                              New York, NY 10285
                             Call: (800) 438-3242
                                      or
                           Collect at (212) 526-3252

March 28, 1997